Joint Filing Agreement

            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of IMC Mortgage Company and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

            IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Agreement this 24th day of July, 1998.


                                   GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                   GSCP OFFSHORE FUND, L.P.
                                   GREENWICH FUND, L.P.

                                         By: GREENWICH STREET
                                               INVESTMENTS II, L.L.C.,
                                                 their General Partner


                                             By: /s/ Sanjay H. Patel
                                                -----------------------------
                                                Name:  Sanjay H. Patel
                                                Title: Managing Member


                                   GREENWICH STREET INVESTMENTS II, L.L.C.


                                         By:/s/ Sanjay H. Patel
                                            ---------------------------------
                                            Name:  Sanjay H. Patel
                                            Title: Managing Member


                                   /s/ Alfred C. Eckert III
                                   -------------------------------
                                   Name: Alfred C. Eckert III


                                   /s/ Keith W. Abell
                                   -------------------------------
                                   Name: Keith W. Abell


                                   /s/ Sanjay H. Patel
                                   -------------------------------
                                   Name: Sanjay H. Patel
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                                   TRAVELERS GROUP INC.


                                   By: /s/ Stephanie B. Mudick
                                      ----------------------------
                                      Name:  Stephanie B. Mudick
                                      Title: Assistant Secretary


                                   TRAVELERS CASUALTY AND SURETY COMPANY


                                   By: /s/ Marla Berman
                                      ----------------------------
                                      Name:  Marla Berman
                                      Title: Assistant Secretary

                                   THE TRAVELERS INSURANCE COMPANY


                                   By: /s/ Stephanie B. Mudick
                                      ----------------------------
                                      Name:  Stephanie B. Mudick
                                      Title: Assistant Secretary